                                                                EXHIBIT 99.5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME: WorldxChange Communications                CASE NUMBER: 01-14637-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                     For the Month Ending: November 30, 2001

BEGINNING BALANCE IN ALL ACCOUNTS                                                                   $2,968,304.28
     Add/(Subtract):  Correction of reconciliation errors                                           $   (2,342.34)
                                                                                                    -------------
Adjusted Beginning Balance in All Accounts                                                          $2,965,961.94

RECEIPTS:
     1. Receipts from Operations                                                                    $          --
     2. Other Receipts                                                                              $    1,485.94
                                                                                                    -------------

TOTAL RECEIPTS                                                                                      $    1,485.94

DISBURSEMENTS
     3.  Net Payroll
         a. Officers                                                                                $          --
         b. Others                                                                                  $          --
     4.  Taxes
         a. Federal Income Taxes                                                                    $          --
         b. FICA Withholdings                                                                       $          --
         c. Employee's withholdings                                                                 $          --
         d. Employer's FICA                                                                         $          --
         e. Federal Unemployment Taxes                                                              $          --
         f. State Income Tax                                                                        $          --
         g. State Employee withholdings                                                             $          --
         h. All other state taxes                                                                   $      244.57

     5.  Necessary Expenses
         a. Rent or mortgage payment(s)(Paid by Parent or Affiliate)                                $   10,000.00
         b. Utilities                                                                               $          --
         c. Insurance                                                                               $          --
         d. Merchandise bought for manufacture or sell                                              $          --
         e. Other necessary expenses
            U.S. Trustee Fees (Paid by Parent or Affiliate)                                         $    1,500.00
            Equipment Shipping Charge (Paid by Parent or Affiliate)                                 $    9,969.20
            IBM Lease (Paid By Parent or Affiliate)                                                 $   55,346.48
            Cisco Lease                                                                             $    4,175.73
            Credit card chargebacks                                                                 $      207.68
            Transfer to I-Link                                                                      $   80,588.70
                                                                                                    -------------

TOTAL DISBURSEMENTS                                                                                 $  162,032.36
Less:  Disbursements by Parent or Affiliate                                                         $  (76,815.68)
                                                                                                    -------------
ADJUSTED TOTAL DISBURSEMENTS                                                                        $   85,216.68
                                                                                                    -------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                                 $  (83,730.74)

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                                             $          --
                                                                                                    -------------

ENDING BALANCE IN High Mark Treasury                                                                $          --
ENDING BALANCE IN Operating                                                                         $          --
ENDING BALANCE IN WxC/WAXS                                                                          $  112,379.75
ENDING BALANCE IN B of A Checking                                                                   $2,768,644.79
ENDING BALANCE IN GWB Operating                                                                     $    1,206.66

                                                                                                    -------------
                                                                  ENDING BALANCE                    $2,882,231.20
                                                                                                    =============


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME: WorldxChange Communications                CASE NUMBER: 01-14637-SPS

                                RECEIPTS LISTING

                     For the Month Ending: November 30, 2001


Bank:                   Bank of America
Location:               Atlanta, GA
Account Name:           Checking
Account Number:         3299991275


     DATE RECEIVED            DESCRIPTION                       AMOUNT
     -------------            -----------                       ------
             11/19/2001       Tax refund                       $   735.94
             11/19/2001       Tax refund                           750.00
                                                               ----------
                                                         Total $ 1,485.94
                                                               ==========


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME: WorldxChange Communications                CASE NUMBER: 01-14637-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: November 30, 2001


Bank:                    Union Bank of California
Location:
Account Name:            World XChange Highmark
Account Number:          0C3-068624


     DATE RECEIVED                DESCRIPTION                       AMOUNT
     -------------                -----------                       ------
        11/1/01                Transfer to I-Link                $  8,348.63

                                                                 -----------
                                                           Total $  8,348.63
                                                                 ===========


                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME: WorldxChange Communications              CASE NUMBER: 01-14637-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: November 30, 2001


Bank:                    Union Bank of California
Location:                San Diego, CA
Account Name:            Checking
Account Number:          891009271


     DATE DISBURSED      CHECK NUMBER        DESCRIPTION              AMOUNT
     --------------      ------------        -----------              ------
        11/01/01         Auto Deduction    Cisco Lease Pmt         $ 4,175.73

                                                                   ----------
                                                             Total $ 4,175.73
                                                                   ==========

                             OPERATING REORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications               CASE NUMBER: 01-14637-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: November 30, 2001


Bank:                   Bank of America
Location:               Atlanta, GA
Account Name:           Checking
Account Number:         3299991275


    DATE DISBURSED            CHECK NUMBER             DESCRIPTION                 AMOUNT
    --------------            ------------             -----------               -----------
Clearing of previously voided checks:
       11/16/01                  355090             Tameka D. Session                  25.08
       11/23/01                  357223             City of Spokane                   219.49
                                                                                 -----------

                                                                         Total   $    244.57
                                                                                 ===========


                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



CASE NAME: WorldxChange Communications                CASE NUMBER: 01-14637-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: October 31, 2001

Bank:                    Bank of America
Location:                Dallas, TX
Account Name:            Checking
Account Number:          3751565312


     DATE DISBURSED           CHECK NUMBER                 DESCRIPTION                           AMOUNT
     --------------           ------------                 -----------                           ------
        11/05/01                   EFT           Credit card chargebacks                         $  38.18
        11/05/01                   EFT           Credit card chargebacks                            47.50
        11/05/01                   EFT           Credit card chargebacks                            60.00
        11/05/01                   EFT           Credit card chargebacks                            62.00

                                                                                                 --------
                                                                                           Total $ 207.68
                                                                                                 ========


                             OPERATING REORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME: WorldxChange Communications               CASE NUMBER: 01-14637-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: October 31, 2001


Bank:                    Union Bank of California
Location:                San Diego, CA
Account Name:            Zero Balance Master Account
Account Number:          890106749


     DATE DISBURSED           CHECK NUMBER             DESCRIPTION                  AMOUNT
     --------------           ------------             -----------                  ------
        11/01/01                   EFT           Transfer to I-Link                 72,240.07

                                                                                  -----------
                                                                          Total   $ 72,240.07
                                                                                  ===========




                             OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



CASE NAME: WorldxChange Communications               CASE NUMBER: 01-14637-SPS

     For the Month Ending: November 30, 2001

STATEMENT OF INVENTORY

Beginning Inventory                    $     --
Add: purchases                         $     --
Less: goods sold                       $     --
                                       --------
Ending inventory                       $     --
                                       ========

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period      $     --
    Payroll taxes due but unpaid       $     --


              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS**

                                       Date regular             Amount of         Number of             Amount of
   Name of Creditor/Lessor            payment is due        regular payment  Payments Delinquent   Payments Delinquent
   -----------------------            --------------        ---------------  -------------------   -------------------
Imperial Premium Finance                  Monthly                8,798.52                 --                   --
Storage West Self Storage                 Monthly                  209.00         See Note 1                27.87
Storage West Self Storage                 Monthly                   99.00         See Note 1                13.20
Associated Storage                        Monthly                2,149.98         See Note 1               286.66
Bay 602 Corporation                       Monthly                9,817.39         See Note 1             1,308.99
Reynolds Family Properties                Monthly                4,448.00         See Note 1               593.07
Reynolds Family Properties                Monthly               23,792.49         See Note 1             3,172.33
Doral Plaza Associates                    Monthly                9,660.00         See Note 1             1,288.00
Colonial Parking                          Monthly                  378.00         See Note 1                50.40
23223 Bryan St. Limited Partnership       Monthly               16,941.16         See Note 1             2,258.82
Central Parking Systems                   Monthly                  700.00         See Note 1                93.33
Currie Samuelson                          Monthly                1,200.00         See Note 1               160.00
Currie Samuelson                          Monthly               34,516.00         See Note 1             4,602.13
Downtown Properties                       Monthly               10,850.00         See Note 1             1,446.67
Hudson Telegraph                          Monthly               12,206.25         See Note 1             1,627.50
Okada International                       Monthly                2,601.03         See Note 1               346.80
One Wilshire Arcade Imp                   Monthly                6,147.03         See Note 1               819.60
Rockrose Development                      Monthly                2,848.25         See Note 1               379.77
Scripps Ranch Landscape                   Monthly                1,000.00         See Note 1               133.33
Pacific Guardian Center                   Monthly                4,707.32         See Note 1               627.64
Wells Fargo Financial Leasing Co.         Monthly                  279.88                 --                   --
Newcourt Leasing                          Monthly                1,871.90                 --                   --
Greater San Diego Air                     Monthly                2,246.00         See Note 1               299.47
Finova Loan Admin. Inc                    Monthly               11,825.07         See Note 1             1,576.68
CIT Group                                 Monthly                8,117.96                 --                   --
Dana Commercial Credit                    Monthly               14,734.93         See Note 1             1,964.66
Danka Financial Services                  Monthly               16,705.50                 --                   --
Danka Financial Services                  Monthly                  378.16         See Note 2               428.58
Data Sales Co., Inc                       Monthly               58,663.13         See Note 1             7,821.75
IBM Corporation                           Monthly               56,452.32                 --                   --
Advanta Leasing Services                  Monthly                1,374.62                 --                   --
Premier Computer Sales                    Monthly                7,151.17         See Note 1               953.49
Siemens Credit LTD                        Monthly               45,360.11         See Note 2            51,408.12
Telogy, Inc.                              Monthly                6,482.29         See Note 1               864.31
Telecommunications Finance Group          Monthly            1,013,115.84         See Note 2         1,148,197.95
Union Bank of CA., N.A                    Monthly               61,133.27         See Note 1             8,151.10

Note 1: Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.
Note 2: Debtor has not paid the monthly payment for May 2001. In addition, Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.


                            OPERATING REPORT Page 8

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                CASE NUMBER: 01-14637-SPS

                     For the Month Ending: November 30, 2001

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                             3RD PARTY            INTERCOMPANY                TOTAL
                                                               -----------------------------------------------------------
         Beginning of month balance                            $       --         $ 2,402,758.04            $ 2,402,758.04
         Add: sales on account                                 $       --         $           --            $           --
         Add: customer credits                                 $       --         $           --            $           --
         Add: intercompany activity                            $       --         $           --            $           --
         Less: collections                                     $       --         $           --            $           --
         Less: offsets                                         $       --         $           --            $           --
         Less: application of customer deposits                $       --         $           --            $           --
         Less: sale of receivables to I-Link                   $       --         $           --            $           --
                                                               -----------------------------------------------------------
         End of month balance                                  $       --         $ 2,402,758.04            $ 2,402,758.04
                                                               ===========================================================

         0-30 Days            31-60 Days           61-90 Days       Over 90 Days      End of Month Total
         ---------            ----------           ----------       ------------      -----------------
      $        --             $       --           $       --       $         --      $            --


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**

                                                                3RD PARTY            INTERCOMPANY                TOTAL
                                                               -----------------------------------------------------------
         Beginning of month balance                            $ 9,178,747.55       5,798,654.08            $ 14,977,401.63
         Add: sales on account**                               $    81,443.66     $           --            $     81,443.66
         Add: collections on behalf of I-Link                  $           --     $           --            $            --
         Add: intercompany activity
           Expenses paid directly by Parent or Affiliate       $   (76,815.68)    $    76,815.68            $            --
           Net cash advanced by Parent                         $           --     $           --            $            --
           Credit extended by Parent or Affiliate              $           --     $           --            $            --
           Amounts collected by Parent                         $           --     $           --            $            --
         Less: Invoicing to I-Link                             $           --     $           --            $            --
         Less: remittances to I-Link                           $   (80,588.70)    $           --            $    (80,588.70)
         Less: payments                                        $    (4,627.98)    $           --            $     (4,627.98)
                                                               ------------------------------------------------------------
         End of month balance                                  $ 9,098,158.85     $ 5,875,469.76            $ 14,973,628.61
                                                               ============================================================

         0-30 Days            31-60 Days           61-90 Days        Over 90 Days     End of Month Total
         ---------            ----------           ----------        ------------     ------------------
      $        --             $       --           $  4,254.65      $ 9,093,904.20    $   9,098,158.85

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of November 30, the Debtor has been invoiced cumulative post-petition disputed amounts totaling $1,804,912.


                            OPERATING REPORT Page 9

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications               CASE NUMBER: 01-14637-SPS

                     For the Month Ending: November 30, 2001


                                TAX QUESTIONNAIRE

       Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.        Federal income taxes                     Yes (X)                         No ( )

       2.        FICA withholdings                        Yes (X)                         No ( )

       3.        Employee's withholdings                  Yes (X)                         No ( )

       4.        Employer's FICA                          Yes (X)                         No ( )

       5.        Federal unemployment taxes               Yes (X)                         No ( )

       6.        State income tax                         Yes (X)                         No ( )

       7.        State employee withholdings              Yes (X)                         No ( )

       8.        All other state taxes                                                    See Note Below


     If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims. See also the Attachment to Tax Questionnaire following.


                            OPERATING REPORT Page 10

CASE NAME: WORLDXCHANGE COMMUNICATIONS, INC.
CASE NUMBER 01-14637-SPS

ATTACHMENT TO TAX QUESTIONNAIRE

            STATEMENT REGARDING EXCISE AND OTHER FLOW THROUGH TAXES

As established in the past, the debtors remit excise tax and other flow through taxes on a billed basis. The result of this is that the debtor remits the taxes before they are collected. As the debtors are in bankruptcy, they are no longer able to remit the taxes in this manner. For the taxes and returns for the period ending 5/31/2001 and the quarter ended 6/30/2001, the debtors have not filed the returns nor remitted the taxes for the following reasons:

1-The accounts receivable as of 5/31/2001, which includes the associated taxes, were purchased by I-Link incorporated on or about 6/4/2001.

2-As a result of the purchase, the debtors will never collect the taxes associated with the receivables.

3-Without the money collected from #2 above, the debtors are not able to remit the taxes.

It is the Debtors position that the purchaser is responsible for such obligations.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.



                                      /s/  HENRY C. LYON
                                      -----------------------------------------
                                      For the Debtor In Possession

                                      Henry C. Lyon
                                      Designated Officer


                            OPERATING REPORT Page 11

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                               EASTERN DIVISION

CASE NAME: WorldxChange Communications               CASE NUMBER: 01-14637-SPS

                SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                    For the Month Ending: December 31, 2001


BEGINNING BALANCE IN ALL ACCOUNTS                                                       $2,882,231.20

RECEIPTS:
     1. Receipts from Operations                                                        $          --
     2. Other Receipts                                                                  $      804.83
                                                                                        -------------

TOTAL RECEIPTS                                                                          $      804.83

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                                    $          --
         b. Others                                                                      $          --
     4. Taxes
         a. Federal Income Taxes                                                        $          --
         b. FICA Withholdings                                                           $          --
         c. Employee's withholdings                                                     $          --
         d. Employer's FICA                                                             $          --
         e. Federal Unemployment Taxes                                                  $          --
         f. State Income Tax                                                            $          --
         g. State Employee withholdings                                                 $          --
         h. All other state taxes                                                       $          --

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                                                 $          --
         b. Utilities                                                                   $          --
         c. Insurance                                                                   $          --
         d. Merchandise bought for manufacture or sell                                  $          --
         e. Other necessary expenses
            IBM Lease                                                                   $   54,379.48
            Credit card chargebacks                                                     $      209.50
                                                                                        -------------

TOTAL DISBURSEMENTS                                                                     $   54,588.98
Less:  Disbursements by Parent or Affiliate                                             $  (54,379.48)
                                                                                        -------------
ADJUSTED TOTAL DISBURSEMENTS                                                            $      209.50

                                                                                        -------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                     $      595.33

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                                 $          --
                                                                                        -------------

ENDING BALANCE IN High Mark Treasury                                                    $          --
ENDING BALANCE IN Operating                                                             $          --
ENDING BALANCE IN WxC/WAXS                                                              $  112,170.25
ENDING BALANCE IN B of A Checking                                                       $2,769,449.62
ENDING BALANCE IN GWB Operating                                                         $    1,206.66

                                                                                        -------------
                                                                 ENDING BALANCE         $2,882,826.53
                                                                                        =============


                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME: WorldxChange Communications               CASE NUMBER: 01-14637-SPS

                                RECEIPTS LISTING

                     For the Month Ending: December 31, 2001

Bank:                   Bank of America
Location:               Atlanta, GA
Account Name:           Checking
Account Number:         3299991275


     DATE RECEIVED              DESCRIPTION                          AMOUNT
     -------------              -----------                          ------
       12/06/01               Refund of utility deposit           $ 804.83

                                                                  --------
                                                          Total   $ 804.83
                                                                  ========


                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME: WorldxChange Communications                CASE NUMBER: 01-14637-SPS

                              DISBURSEMENT LISTING

                     For the Month Ending: October 31, 2001

Bank:                    Bank of America
Location:                Dallas, TX
Account Name:            Checking
Account Number:          3751565312


     DATE DISBURSED           CHECK NUMBER             DESCRIPTION                          AMOUNT
     --------------           ------------             -----------                          ------
        12/04/01                   EFT           Credit card chargebacks                    $ 40.00
        12/04/01                   EFT           Credit card chargebacks                      47.50
        12/04/01                   EFT           Credit card chargebacks                      60.00
        12/04/01                   EFT           Credit card chargebacks                      62.00

                                                                                            -------
                                                                                   Total   $ 209.50
                                                                                           ========


                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                CASE NUMBER: 01-14637-SPS

                     For the Month Ending: December 31, 2001

STATEMENT OF INVENTORY

  Beginning Inventory                           $ --
  Add: purchases                                $ --
  Less: goods sold                              $ --
                                                ----
  Ending inventory                              $ --
                                                ====

PAYROLL INFORMATION STATEMENT

  Gross payroll for this period                 $ --
  Payroll taxes due but unpaid                  $ --

              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS**

                                                   Date regular         Amount of           Number of                Amount of
            Name of Creditor/Lessor               payment is due     regular payment    Payments Delinquent     Payments Delinquent

  Imperial Premium Finance                            Monthly             8,798.52              --                           --
  Storage West Self Storage                           Monthly               209.00          See Note 1                    27.87
  Storage West Self Storage                           Monthly                99.00          See Note 1                    13.20
  Associated Storage                                  Monthly             2,149.98          See Note 1                   286.66
  Bay 602 Corporation                                 Monthly             9,817.39          See Note 1                 1,308.99
  Reynolds Family Properties                          Monthly             4,448.00          See Note 1                   593.07
  Reynolds Family Properties                          Monthly            23,792.49          See Note 1                 3,172.33
  Doral Plaza Associates                              Monthly             9,660.00          See Note 1                 1,288.00
  Colonial Parking                                    Monthly               378.00          See Note 1                    50.40
  23223 Bryan St. Limited Partnership                 Monthly            16,941.16          See Note 1                 2,258.82
  Central Parking Systems                             Monthly               700.00          See Note 1                    93.33
  Currie Samuelson                                    Monthly             1,200.00          See Note 1                   160.00
  Currie Samuelson                                    Monthly            34,516.00          See Note 1                 4,602.13
  Downtown Properties                                 Monthly            10,850.00          See Note 1                 1,446.67
  Hudson Telegraph                                    Monthly            12,206.25          See Note 1                 1,627.50
  Okada International                                 Monthly             2,601.03          See Note 1                   346.80
  One Wilshire Arcade Imp.                            Monthly             6,147.03          See Note 1                   819.60
  Rockrose Development                                Monthly             2,848.25          See Note 1                   379.77
  Scripps Ranch Landscape                             Monthly             1,000.00          See Note 1                   133.33
  Pacific Guardian Center                             Monthly             4,707.32          See Note 1                   627.64
  Wells Fargo Financial Leasing Co.                   Monthly               279.88              --                           --
  Newcourt Leasing                                    Monthly             1,871.90              --                           --
  Greater San Diego Air                               Monthly             2,246.00          See Note 1                   299.47
  Finova Loan Admin. Inc                              Monthly            11,825.07          See Note 1                 1,576.68
  CIT Group                                           Monthly             8,117.96              --                           --
  Dana Commercial Credit                              Monthly            14,734.93          See Note 1                 1,964.66
  Danka Financial Services                            Monthly            16,705.50              --                           --
  Danka Financial Services                            Monthly               378.16          See Note 2                   428.58
  Data Sales Co., Inc                                 Monthly            58,663.13          See Note 1                 7,821.75
  IBM Corporation                                     Monthly            56,452.32              --                           --
  Advanta Leasing Services                            Monthly             1,374.62              --                           --
  Premier Computer Sales                              Monthly             7,151.17          See Note 1                   953.49
  Siemens Credit LTD                                  Monthly            45,360.11          See Note 2                51,408.12
  Telogy, Inc.                                        Monthly             6,482.29          See Note 1                   864.31
  Telecommunications Finance Group                    Monthly         1,013,115.84          See Note 2             1,148,197.95
  Union Bank of CA., N.A.                             Monthly            61,133.27          See Note 1                 8,151.10

  Note 1: Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.

  Note 2: Debtor has not paid the monthly payment for May 2001. In addition, Debtor may be liable for prorated obligation from June 1, 2001 through June 4, 2001 in the event I-Link does not assume contract.


                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                CASE NUMBER: 01-14637-SPS

                     For the Month Ending: November 30, 2001

STATEMENT OF AGED RECEIVABLES

ACCOUNTS RECEIVABLE                                                    3RD PARTY           INTERCOMPANY                   TOTAL
                                                                       ---------          --------------            --------------
                 Beginning of month balance                               $ --            $ 2,402,758.04            $ 2,402,758.04
                 Add: sales on account                                    $ --            $           --            $           --
                 Add: customer credits                                    $ --            $           --            $           --
                 Add: intercompany activity                               $ --            $           --            $           --
                 Less: collections                                        $ --            $           --            $           --
                 Less: offsets                                            $ --            $           --            $           --
                 Less: application of customer deposits                   $ --            $           --            $           --
                 Less: sale of receivables to I-Link                      $ --            $           --            $           --
                                                                          ----            --------------            --------------
                 End of month balance                                     $ --            $ 2,402,758.04            $ 2,402,758.04
                                                                          ====            ==============            ==============

0-30 Days                      31-60 Days               61-90 Days                   Over 90 Days                End of Month Total
---------                      ----------               ----------                   ------------                ------------------
  $ --                            $ --                      $ --                         $ --                            $ --

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)**

                                                                         3RD PARTY           INTERCOMPANY               TOTAL
                                                                      --------------        --------------         ---------------
                 Beginning of month balance                           $ 9,098,158.85          5,875,469.76         $ 14,973,628.61
                 Add: sales on account**                              $    54,588.98        $           --         $     54,588.98
                 Add: collections on behalf of I-Link                 $           --        $           --         $            --
                 Add: intercompany activity
                  Expenses paid directly by Parent or Affiliate       $   (54,379.48)       $    54,379.48         $            --
                  Net cash advanced by Parent                         $           --        $           --         $            --
                  Credit extended by Parent or Affiliate              $           --        $           --         $            --
                  Amounts collected by Parent                         $           --        $           --         $            --
                 Less: Invoicing to I-Link                            $  (109,417.84)       $           --         $   (109,417.84)
                 Less: remittances to I-Link                          $           --        $           --         $            --
                 Less: payments                                       $      (209.50)       $           --         $       (209.50)
                                                                      --------------        --------------         ---------------
                 End of month balance                                 $ 8,988,741.01        $ 5,929,849.24         $ 14,918,590.25
                                                                      ==============        ==============         ===============

0-30 Days                             31-60 Days                61-90 Days               Over 90 Days           End of Month Total
---------                             ----------                ----------               ------------           ------------------
  $ --                                   $ --                      $ --                 $ 8,988,741.01             $ 8,988,741.01

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of December 31, the Debtor has been invoiced cumulative post-petition disputed amounts totaling $1,804,912.


                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WorldxChange Communications                 CASE NUMBER: 01-14637-SPS

                     For the Month Ending: December 31, 2001

                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

       1.        Federal income taxes                     Yes (X)                         No ( )

       2.        FICA withholdings                        Yes (X)                         No ( )

       3.        Employee's withholdings                  Yes (X)                         No ( )

       4.        Employer's FICA                          Yes (X)                         No ( )

       5.        Federal unemployment taxes               Yes (X)                         No ( )

       6.        State income tax                         Yes (X)                         No ( )

       7.        State employee withholdings              Yes (X)                         No ( )

       8.        All other state taxes                         See Note Below

         If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims. See also the Attachment to Tax Questionnaire following.


                            OPERATING REPORT Page 6

CASE NAME: WORLDXCHANGE COMMUNICATIONS, INC.
CASE NUMBER 01-14637-SPS

ATTACHMENT TO TAX QUESTIONNAIRE

            STATEMENT REGARDING EXCISE AND OTHER FLOW THROUGH TAXES

As established in the past, the debtors remit excise tax and other flow through taxes on a billed basis. The result of this is that the debtor remits the taxes before they are collected. As the debtors are in bankruptcy, they are no longer able to remit the taxes in this manner. For the taxes and returns for the period ending 5/31/2001 and the quarter ended 6/30/2001, the debtors have not filed the returns nor remitted the taxes for the following reasons:

1-The accounts receivable as of 5/31/2001, which includes the associated taxes, were purchased by I-Link incorporated on or about 6/4/2001.

2-As a result of the purchase, the debtors will never collect the taxes associated with the receivables.

3-Without the money collected from #2 above, the debtors are not able to remit the taxes.

It is the Debtors position that the purchaser is responsible for such obligations.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                                    /s/ HENRY C. LYON
                                                    ----------------------------
                                                    For the Debtor In Possession

                                                    Henry C. Lyon
                                                    Designated Officer


                            OPERATING REPORT Page 7